Purchase-leaseback Transactions	12 Months Ended
Dec. 31, 2016
Purchase Leaseback Transactions [Abstract]
Purchase-leaseback Transactions

(6) Purchase-leaseback Transactions

In 2016, the Company concluded two separate purchase leaseback transactions for 14,954 containers from a shipping company for total purchase consideration of $21,151. The purchase price and leaseback rental rates were below market rates.  The leases also require the lessee to pay drop-off charges at above market rates when the containers are returned.  The containers were recorded at fair value and the difference between the purchase price and the fair value of the containers was recorded as prepaid expenses and other current assets, resulting in the following purchase price allocation:

Containers, net	$14,015
Prepaid expenses and other current assets	7,136
Purchase price	$21,151

As the lessee returns containers, the balance of prepaid expenses and other current assets will be reduced by drop-off charges paid to the Company.